UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2025

Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City
,
Missouri
64105
(Address of Principal Executive Offices, and Zip Code)
(
816
)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)
(785)
575-6300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 28, 2025, Evergy’s Board of Directors elected Mr. Charles Caisley to serve as Executive Vice President, Utility Operations and Chief Customer Officer of Evergy, effective October 1, 2025. Mr. Caisley previously served as Evergy’s Executive Vice President, Public Affairs and Chief Customer Officer. Mr. Caisley will hold the same positions with Evergy Kansas Central and Evergy Metro, as well as with the other main utilities in the Evergy group. In connection with his expansion of responsibilities, Mr. Caisley will receive a grant of time-based restricted stock units with a grant date fair market value equal to $700,000, which vest on October 7, 2028.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of
1934
, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERGY, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary

EVERGY KANSAS CENTRAL, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary

EVERGY METRO, INC.

By:	/s/ Heather A. Humphrey
Name:	Heather A. Humphrey
Title:	Senior Vice President, General Counsel and Corporate Secretary
Date: September 3, 2025